UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CONTINENTAL RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
CONTINENTAL RESOURCES, INC.
2022 Annual Meeting
Vote by May 18, 2022 11:59 PM ET
Hextone, Inc.
P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF
2
Ricky Campana P.O. Box 123456
Suite 500 30#
51 Mercedes Way Edgewood, NY 11717
FLASHID-JOB#
You invested in CONTINENTAL RESOURCES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.
Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
Smartphone users Vote in Person at the Meeting*
Point your camera here and May 19, 2022 vote without entering a 10:00 AM CDT control number Virtual Meeting please visit https://web.lumiagm.com/294221297 (password: continental2022)
306555-005 28Mar2022 10:40 QTA Page 17
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXXTHIS IS NOT A VOTABLE BALLOT CONTINENTAL RESOURCES, INC.
This is an overview of the proposals being presented at the 2022 Annual Meeting Vote by May 18, 2022 upcoming shareholder meeting. Please follow the instructions on
11:59 PM ET the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
01 William B. Berry 04 Lon McCain 07 Timothy G. Taylor For
02 Harold G. Hamm 05 John T. McNabb, II
03 Shelly Lambertz 06 Mark E. Monroe
2. Approval of the Company’s 2022 Long-Term Incentive Plan. For
3. Ratification of selection of Grant Thornton LLP as independent registered public accounting firm. For
4. Approve, by a non-binding vote, the compensation of the named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.
306555-005 28Mar2022 10:40 QTA Page 18
1.00000 322,224
FLASHID-JOB# 148,294